UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/24/2012

Inphi Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34942

Delaware	77-0557980
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3945 Freedom Circle, Suite 1100
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

408-217-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

Inphi Corporation ("Inphi") held its 2012 Annual Meeting of Stockholders on May 24, 2012. There were 28,285,019 shares of common stock entitled to vote at the Annual Meeting of Stockholders, of which 26,437,445 shares were voted in person or by proxy.

The following matters were voted upon as follows:

Proposal 1: Election of two Class II directors to hold office until the 2015 Annual Meeting of Stockholders or until their successors are elected and qualified:

NOMINEES            FOR              WITHHELD                  BROKER NON-VOTES
Ford Tamer         24,423,714              354,072                     1,659,659
Diosdado Banatao 24,524,200              253,586                     1,659,659

Proposal 2:         The ratification of the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as Inphi's independent registered public accountants:

                     FOR              AGAINST                     ABSTAIN

                  26,418,919              13,897                     4,629

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inphi Corporation

Date: May 25, 2012	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer